Exhibit 99.1

ATCG TECHNOLOGY SOLUTIONS, INC.
AND SUBSIDIARY
CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2016 and 2015

Exhibit 99.1 -- Page 1

CERTIFIED PUBLIC ACCOUNTANTS REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors,

We have audited the accompanying consolidated balance sheets of ATCG Technology Solutions, Inc. and its subsidiary (together, the "Company") as of December 31, 2016 and 2015 and the related consolidated statements of income, retained earnings and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.  Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2016 and 2015 and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Ram Associates
Ram Associates
Hamilton, NJ
May 18, 2017

3240  EAST  STATE  STREET  EXT.  +  HAMILTON, NJ08619  +   (609)  631-9552/63    1-9553     +     FAX  (888) 319-8898
PKRAM@RAMASSOCIATES.US

Exhibit 99.1 -- Page 2

ATCG Technology Solutions, Inc. and Subsidiary
Consolidated Balance Sheets

	December 31,
	2016	2015
ASSETS

CURRENT ASSETS
Cash	$163,548	$50,630
Accounts receivable, net	787,812	277,194
Other Current Assets	487,852	135,951
TOTAL CURRENT ASSETS	1,439,212	463,775

PROPERTY AND EQUIPMENT, NET	27,721	16,427
INTANGIBLE ASSET	1,027,500	-

TOTAL ASSETS	$2,494,433	480,202

LIABILITIES AND STOCKHOLDERS’ EQUITY

LIABILITIES
Accounts payable	$351,144	406,398
Other Current Liabilities	850,141	94,896
Deferred Tax Liability	687	-
TOTAL LIABILITIES	1,201,972	501,294

STOCKHOLDERS EQUITY
Common Stock	8,563	1,000
Preferred Stock	17,532	12,123
Additional Paid in Capital	8,000,561	5,636,033
Retained Earnings	(6,738,135)	(5,679,964)
Non-Controlling Interest	3,940	9,716
	1,292,461	(21,092)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,494,433	$480,202

See accompanying notes to financial statements

Exhibit 99.1 -- Page 3

ATCG Technology Solutions, Inc. and Subsidiary
Consolidated Statements of Income and Comprehensive Income

	Years Ended December 31,
	2016	2015
REVENUES	$5,968,330	$1,399,305
COST OF SALES	4,443,335	1,327,562
Gross profit	1,524,995	71,743
OPERATING EXPENSES
General and administrative expenses	2,589,077	1,865,904
Depreciation	8,386	146,157
TOTAL OPERATING EXPENSES	2,597,463	2,012,061
Loss from operations	(1,072,468)	(1,940,318)
OTHER INCOME (EXPENSES)
Interest income	103	-
Other income	15,000	7
Gain on sale of asset	1,736	-
Interest expense	(4,767)	-

TOTAL OTHER INCOME	12,072	7
Loss before income tax expense	(1,060,396)	(1,940,311)
Deferred Tax	(687)	-
	(1,061,083)	(1,940,311)
Net income (loss) attributable to non-controlling interest	5,112	(7,128)
Net loss attributable to ATCG Technology Solutions, Inc. stockholders	(1,055,971)	(1,947,439

Other comprehensive income (loss):
Foreign currency translation adjustment	(2,200)	838

Net loss	$(1,058,171)	$(1,946,601)

See accompanying notes to financial statements

Exhibit 99.1 -- Page 4

ATCG Technology Solutions, Inc. and Subsidiary
Consolidated Statement of Stockholders’ Equity

	Common Stock		Preferred Stock
	Shares	Par Value at $0.001	Shares	Par Value at $0.001	Additional paid-in capital	Other Comprehensive income (loss)	Retained earnings	Non- Controlling Interests	Total stockholders’ equity
Balance at December 31, 2014	1,000,000	$1,000	71,628	72	$2,836,615	$-	$(3,733,363)		$(895,676)
Issuance of capital			12,051,392	12,051	2,799,418	-	-		2,811,469
Net Loss	-	-			-	838	(1,947,439)	9,716	(1,936,885)
Balance at December 31, 2015	1,000,000	$1,000	12,123,020	12,123	$5,636,033	$838	$(5,680,802)	9,716	$(21,092)
Issuance of Equity Capital for acquisition	2,562,500	2,563			414,937				417,500
Issuance of Preference Capital for acquisition			1,500,282	$1,500	348,501				350,001
Issuance of Equity	5,000,000	5,000			916,467				921,467
Issuance for Preference			3,908,533	3,909	684,623				688,531
Non-Controlling Interests								(5,776)	(5,776)
Accumulated other comprehensive income (loss)						(2,200)	(1,055,971)		(1,058,170)
Balance at December 31, 2016	8,562,500	$8,563	17,531,835	$17,532	$8,000,561	$(1,362)	$(6,736,773)	$3,940	$1,292,461

See accompanying notes to financial statements

Exhibit 99.1 -- Page 5

ATCG Technology Solutions, Inc. and Subsidiary
Consolidated Statements of Cash Flows

	Year Ended December 31,
	2016	2015
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(1,058,171)	$(1,946,601)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	8,386	146,157
Deferred Tax	687	-
FCTR Adjustment	2,200	838
Gain on sale of Asset	(1,736)	-

Changes in assets and liabilities:
Accounts receivable	(510,618)	(138,925)
Other current assets	(351,901)	(117,055)
Current Liabilities	700,677	342,380
Net cash used in operating activities	(1,210,476)	(1,713,206)

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(271,494)	(4,635)
Net cash used in investing activities	(271,494)	(4,635)

CASH FLOWS FROM FINANCING ACTIVITIES
Capital Infusion	1,600,000	1,400,000
Non-controlling interest	(5,112)	7,128
Net cash provided by financing activities	1,594,888	1,407,128

Net decrease in cash and cash equivalents	112,918	(310,713)

Cash at beginning of year	50,630	361,343

Cash at end of year	$163,548	$50,630

See accompanying notes to financial statements

Exhibit 99.1 -- Page 6

ATCG Technology Solutions, Inc. and Subsidiary
Notes to Consolidated Financial Statements
December 31, 2016 and 2015

NOTE 1 - NATURE OF OPERATIONS

ATCG Technology Solutions, Inc. (the "Company") was formed in the State of Delaware on December 23, 2011. The Company provides clients with a wide range of SAP development, consultancy and management services.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

FOREIGN OPERATIONS AND FOREIGN CURRENCY

The operations of the Company’s foreign subsidiary, Ameritas Technologies India Private Limited, a company formed and operating under the laws of India (the “Subsidiary”), are subject to risks inherent in operating under different legal systems and various political and economic environments. Among the risks are changes in existing tax laws, possible limitations on foreign investment and income repatriation, government price or foreign exchange controls and restrictions on foreign exchange. Cash held in foreign based bank accounts as of December 31, 2016 was approximately $23,428.

The Subsidiary transacts business in its local currency. The financial statements reflect the translation of the functional currency statements to U.S. Dollars. Financial statements use end of period exchange rates for assets and liabilities, weighted average exchange rates for revenue and expenses. The resulting foreign currency translation adjustment is recorded in accumulated other comprehensive income (loss) as a component of equity.

BASIS OF PRESENTATION

The Company has adopted the Financial Accounting Standards Board ("FASB") Codification ("Codification" or "ASC").  The Codification is the single official source of authoritative accounting principles generally accepted in the United States of America ("U.S. GAAP") recognized by the FASB to be applied by nongovernmental entities.  All of the Codification's content carries the same level of authority.

USE OF ESTIMATES

The preparation of financial   statements in conformity   with U.S.  GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

REVENUE RECOGNITION

The Company recognizes revenue in accordance with FASB ASC 985-605-25-79. Revenue is derived from time and expense contracts and is recognized as the services are performed. Revenue received as reimbursements of billable expenses are reported gross within revenue and the related expenses are recorded in operating expenses. Unbilled revenue comprises of revenue recognized in relation to efforts incurred on time and expense contracts not billed at period end where services are performed in accordance with agreed terms. Customer advances represent payments received in advance of an engagement and are deferred until the service is performed.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

Exhibit 99.1 -- Page 7

ATCG Technology Solutions, Inc. and Subsidiary
Notes to Consolidated Financial Statements
December 31, 2016 and 2015

ACCOUNTS RECEIVABLE

The Company routinely assesses the financial strength of its customers and debtors and believes that its accounts receivable credit risk exposure is limited. Accounts receivable are carried at the original invoice amount less an estimate made for doubtful receivables based on a review of all outstanding amounts on a monthly basis. An allowance is provided for known and anticipated credit losses, as determined by management in the course of regularly evaluating individual customer receivables. This evaluation takes into consideration a customer's financial condition and credit history, as well as current economic conditions. Accounts receivable are considered delinquent when they are over 90 days past due and are written off when deemed uncollectible. Recoveries of accounts receivable previously written off are recorded in income when received.

PROPERTY AND EQUIPMENT

Property and equipment are recorded at cost. Depreciation and amortization are provided using the straight-line method over the estimated useful lives of the assets, which range from 3 to 7 years.

Expenditures for maintenance and repairs are charged to income as incurred. Additions and betterments are capitalized. The cost of properties sold or otherwise disposed of, and the accumulated depreciation thereon, is eliminated from the property and reserve accounts, and gains and losses are reflected in the consolidated statements of operations.

INCOME TAXES

The Company accounts for the effect of any uncertain tax positions based on a more likely than not threshold to the recognition of the tax positions being sustained based on the technical merits of the position under scrutiny by the applicable taxing authority. If a tax position or positions are deemed to result in uncertainties of those positions, the unrecognized tax benefit is estimated based on a cumulative probability assessment that aggregates the estimated tax liability for all uncertain tax positions. Interest and penalties assessed, if any, are accrued as income tax expense.

The Company has evaluated its tax positions and determined no uncertainty requires recognition. The Company files income tax returns in the U.S. federal jurisdiction, and various state jurisdictions, as well as the required foreign countries. The Company is generally no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations by tax authorities for years before 2011.

Exhibit 99.1 -- Page 8

ATCG Technology Solutions, Inc. and Subsidiary
Notes to Consolidated Financial Statements
December 31, 2016 and 2015

NOTE 3 - ACCOUNTS RECEIVABLE

Accounts receivable as of December 31, 2016 and 2015 are summarized as follows:

Amounts due for services rendered and billed:	2016	2015
Outstanding less than 90 days	$787,812	$277,194
Outstanding more than 90 days	-
	787,812	277,194
Less: allowance for doubtful accounts	-	-
Amounts due for services rendered and billed, net	787,812	277,194
Amounts due for services rendered not billed:	-	-
Accounts receivable, net	$787,812	$277,194

NOTE 4 - PROPERTY AND EQUIPMENT

Property and equipment consists of the following at December 31,

	2016	2015

Office equipment	$148,172	$129,283
Leasehold Improvements	163,290	163,290
Fixed assets, gross	311,462	286,047
Less: accumulated depreciation	(283,741)	(269,620)
Fixed assets, net	$27,721	$16,427

Depreciation expense for the years ended December 31, 2016 and 2015 were $8,386 and $146,157, respectively. The depreciation expense for year ended December 31, 2015 includes the write off of the balance of leasehold improvements.

Exhibit 99.1 -- Page 9

ATCG Technology Solutions, Inc. and Subsidiary
Notes to Consolidated Financial Statements
December 31, 2016 and 2015

NOTE 5 - INCOME TAXES

The Company accounts for income taxes under the provisions of the FASB ASC 740, Income Taxes.  Although the Company's management believes that their tax estimates are reasonable, there is no assurance that the final determination of tax liability will not be different from what is reflected in the Company's income tax provisions and accruals.

NOTE 6 - RECENT ACCOUNTING PRONOUNCEMENTS

On May 28, 2014, the FASB issued Accounting Standards Update No. 2014-09, Revenue from Contracts with Customers (Topic 606), with an effective date for annual reporting periods beginning after December 15, 2016, including interim periods within that reporting period, for public business entities, certain not-for-profit entities, and certain employee benefit plans. The effective date for all other entities was for annual reporting periods beginning after December 15, 2017, and interim periods within annual periods beginning after December 15, 2018.  The amendments in this Update defer the effective date of Update 2014-09. Public business entities, certain not-for-profit entities, and certain employee benefit plans should apply the guidance in Update 2014-09 to annual reporting periods beginning after December 15, 2017, including interim reporting periods within that reporting period. Earlier application is permitted only as of annual reporting periods beginning after December 15, 2016, including interim reporting periods within that reporting period.  All other entities should apply the guidance in Update 2014-09 to annual reporting periods beginning after December 15, 2018, and interim reporting periods within annual reporting periods beginning after December 15, 2019. Earlier application is permitted only as of an annual reporting period beginning after December 15, 2016, including interim reporting periods within that reporting period, or an annual reporting period beginning after December 15, 2016, and interim reporting periods within annual reporting periods beginning one year after the annual reporting period in which an entity first applies the guidance in Update 2014-09. The Company does not believe the effect of implementing the above statement will have a material impact on its financial statements.

Exhibit 99.1 -- Page 10

ATCG Technology Solutions, Inc. and Subsidiary
Notes to Consolidated Financial Statements
December 31, 2016 and 2015

NOTE 7 - OPERATING LEASES

The Company leases its principal office space in Folsom, California and Noida in India under net operating lease agreements.  Lease expense for leased property has been accounted for under the operating lease method where ownership of the asset does not transfer to the lessee.

Operating lease expense was $95,517 and $249,678 for the years ended December 31, 2016 and 2015, respectively.

NOTE 8 - CONCENTRATION OF CREDIT RISK

For the years ended December 31, 2016 and 2015, approximately 87% and 64%, respectively, of the Company's revenue was derived from four and two customers, respectively.  As of December 31, 2016 and 2015, approximately 86% and 95%, respectively, of the Company's accounts receivable were due from five customers.

NOTE 9 - SUBSEQUENT EVENTS

The Company has evaluated subsequent events through May 18, 2017, the date the financial statements were available to be issued.

On March 10, 2017, the Company entered into a purchase agreement with Ameri Holdings Inc (“Ameri”) which is based in Princeton, New Jersey, for the purchase of all of the outstanding shares of the Company.  The aggregate purchase price for the acquisition of the Company was $8,784,533, consisting of:

(a)	576,923 shares of our common stock;

(b)	Unsecured promissory notes for the aggregate amount of $3,750,000 (which notes bear interest at a rate of 6% per annum with a payment schedule of 50% on December 31, 2017 and 50% on June 30, 2018);

(c)	Earn-out payments in shares of our common stock (up to an aggregate value of $1,200,000 worth of shares) to be paid, if earned, in each of 2018 and 2019; and

(d)	An additional cash payment of $55,687 for cash that was left in ATCG at closing.

The total purchase price of $8,784,533 was allocated to intangibles of $3.75 million, taking into consideration projected revenue from the acquired list of ATCG customers over a period of three years, and goodwill. The excess of total purchase price over the intangibles allocation has been allocated to goodwill.

Exhibit 99.1 -- Page 11